Amplify BlackSwan ISWN ETF
Schedule of Investments
December 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 95.0%		Par	Value
United States Treasury Note/Bond
0.63%, 05/15/2030		$3,794,000	$3,113,599
0.88%, 11/15/2030		3,790,000	3,101,434
1.63%, 05/15/2031		3,666,000	3,093,259
1.38%, 11/15/2031		3,777,000	3,086,960
2.88%, 05/15/2032		3,425,000	3,076,814
4.13%, 11/15/2032		3,149,000	3,072,120
3.38%, 05/15/2033		3,334,000	3,064,936
4.50%, 11/15/2033		3,073,000	3,060,516
4.38%, 05/15/2034		3,101,000	3,054,970
4.25%, 11/15/2034		3,129,000	3,048,575
TOTAL U.S. TREASURY SECURITIES (Cost $31,895,869)			30,773,183

PURCHASED OPTIONS - 4.6%	Notional Amount	Contracts	Value
Call Options - 4.6%			$–
iShares MSCI EAFE ETF (a)(b)		–	$–
Expiration: 06/20/2025; Exercise Price: $78.01	$15,159,805	2,005	$404,067
Expiration: 12/19/2025; Exercise Price: $75.01	14,471,754	1,914	1,088,090
TOTAL PURCHASED OPTIONS (Cost $2,527,876)			1,492,157

SHORT-TERM INVESTMENTS - 0.9%		Shares	Value
Money Market Funds - 0.9%
Dreyfus Treasury Securities Cash Management (c)		1	1
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (c)		295,224	295,224
TOTAL SHORT-TERM INVESTMENTS (Cost $295,225)			295,225

TOTAL INVESTMENTS - 100.5% (Cost $34,718,970)			32,560,565
Liabilities in Excess of Other Assets - (0.5)%			(162,822)
TOTAL NET ASSETS - 100.0%			$32,397,743
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify BlackSwan ISWN ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$30,773,183	$–	$30,773,183
Purchased Options	–	1,492,157	–	1,492,157
Money Market Funds	295,225	–	–	295,225
Total Investments	$295,225	$32,265,340	$–	$32,560,565

Refer to the Schedule of Investments for further disaggregation of investment categories.